UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	August 29, 2006

THE MARCUS CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-12609	39-1139844
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125
(Address of principal executive offices, including zip code)

(414) 905-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

        Pursuant to the Marcus Corporation’s VMAX Incentive Plan, the following fiscal 2006 bonuses were granted thereunder to the following executive officers:

Stephen H. Marcus	$334,368
Bruce J. Olson	$85,812
William J. Otto	$65,686
Thomas F. Kissinger	$49,195
Gregory S. Marcus	$54,180

        Additionally, as a result of the Company’s successful sale during fiscal 2005 of its limited-service lodging division and the successful execution of a special cash distribution to shareholders during fiscal 2006, Messrs. Kissinger and G. Marcus were granted special compensation in the amount of $62,500 and $102,500, respectively, to reward them for their important role in consummating those transactions.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION
Date: August 29, 2006	By: /s/ Douglas A. Neis
Douglas A. Neis
Chief Financial Officer and Treasurer